Investor Update | Third Quarter 2021 Exhibit 99.1

This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T’s business and management’s beliefs and assumptions. Statements regarding the potential effects of the COVID-19 pandemic on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Also as described further below, statements regarding M&T's expectations or predictions regarding the proposed transaction between M&T and People's United Financial, Inc. ("People's United") are forward-looking statements, including statements regarding the expected timing, completion and effects of the proposed transaction, as well as M&T's and People's United's expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“future factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Future factors include risks, predictions and uncertainties relating to the impact of the People's United transaction (as described in the next paragraph); the impact of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation or regulations affecting the financial services industry and/or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price-, product-, and service- competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. In addition, future factors related to the proposed transaction between M&T and People's United, include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between M&T and People's United; the outcome of any legal proceedings that may be instituted against M&T or People's United; the possibility that the proposed transaction will not close when expected or at all because required approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where M&T and People's United do business; certain restrictions during the pendency of the merger that may impact the parties' ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; M&T's and People's United's success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the business, economic and political conditions in the markets in which the parties operate; and other factors that may affect future results of M&T and People's United. Future factors related to the proposed transaction also include risks, such as, among others: that the proposed combination and its announcement could have an adverse effect on either or both parties' ability to retain customers and retain or hire key personnel and maintain relationships with customers; that the proposed combination may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; and that revenues following the proposed combination may be lower than expected, including for possible reasons such as unexpected costs, charges or expenses resulting from the transactions; as well as the unforeseen risks relating to liabilities of M&T or People's United that may exist, and uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on People's United, M&T and the proposed combination. These are representative of the future factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other future factors. M&T provides further detail regarding these risks and uncertainties in its 2020 Form 10-K, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

M&T - A High Performing Community-Focused Bank Top 20 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities Financial Highlights 2Q21 Symbol MTB Stock Price * $135.76 Market Capitalization * $17.6B P/TBV * 1.7x Total Assets $150.6B Deposits $128.3B Loans $97.1B Branches 695 *Close of business 9/10/21

The M&T Story: A High Performing Community-Focused Bank… ….Our Operating Principles Our People Operating Principles Mission Outcomes Talent & Capabilities Customers & Communities Ongoing insourcing of new capabilities Local Scale Credit Discipline Operating & Capital Efficiency Long-term and deep customer relationships Stable low-cost deposit base with top share in core markets Lead bank share among middle market firms in key communities #1 or 2 share in 8 of 12 SBA districts within footprint Long-term credit costs well below industry averages Particular outperformance in stressed environments Underwriting standards consistent throughout credit cycles Prudent expense management Lower PPNR and credit volatility supports capital efficiency Return-oriented capital allocation – growth, dividends, buybacks, or acquisitions Our purpose - To make a difference in people’s lives  Our mission- We are a bank for communities ─ committed to improving the lives of our customers and all the communities we touch. Seasoned and broad expertise

ROTCE (average) GAAP EPS Growth – 20 Years (CAGR) ROTCE – 20 Years Dividend Growth – 20 Years (CAGR) 20 Years 10 Years 5 Years Average Min Strong Financial Results Over the Long Term Source: S&P Global Market Intelligence. Notes: ROTCE, dividend growth and EPS growth through FY2020. EPS and dividend growth exclude firms that were not publicly traded in 2000.

Delivering Superior Financial Results Over Decades Earnings & Dividend Growth: 1983 – 2021 YTD 14% EPS CAGR 13% Dividend CAGR Notes: CAGRs are from 1983 to full year 2020. 2Q21 YTD

ROTCE Operating EPS CAGR Strong Financial Results in Recent Years Source: S&P Global Market Intelligence. With the exception of recent volatility, M&T has outperformed the peer median in EPS growth and returns in the prior 4 full years

Loans: MTB Peer Median Quartile Commercial Real Estate 6% > 4% Top Commercial & Industrial 7% > 5% 2nd Residential Real Estate 5% > 3% Top Consumer 5% > 2% 2nd Total Loans 6% > 3% 2nd Deposits: Noninterest-Bearing 13% > 10% Top Interest-Bearing 6% > 3% Top Total Deposits 8% > 6% Top Delivering Growth Over Decades Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. EOP Loan and Deposit Growth per Share (2000-2Q21, CAGR) Source: S&P Global Market Intelligence.

Hartford PF Rank Buffalo 1 Fairfield Co., CT(1) 1 Rochester 1 Baltimore 2 Hartford 2 New Haven 2 Philadelphia 7 Boston 8 Washington 11 New York 16 Buffalo Baltimore Wilmington Stamford Bridgeport Boston Contiguous Branch Footprint… People’s United transaction adds a leading market position in New England while increasing density in attractive New York markets …Combining Market Leading Franchises… Top 10 MSAs by Deposits Top Northeast Banks by Branches(2) …In Demographically Attractive Geographies Median Household Income New York Rochester (695 branches) (403 branches) Washington Local Scale in Key Markets in M&T Footprint Source: S&P Global Market Intelligence. Demographics shown are deposit-weighted averages by MSA and county. Bridgeport-Stamford-Norwalk MSA As of June 30, 2021. Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV)

Total Cost of Deposits Noninterest-bearing deposits represented 42% of 2Q 2021 average total deposits for M&T compared to 35% peer median M&T Peer Median 2000-2021YTD Average M&T 0.99 Peer Median 1.13 Difference -0.15 Peer Range Noninterest Bearing Deposits / Total Deposits M&T Peer Median Peer Range Local Scale Leads to Superior Deposit Franchise Sources: S&P Global Market Intelligence and FDIC

Deposit Growth1 – 2Q21 YoY Cost of Funding Earning Assets2 – 2Q21 Loan Yield – 2Q21 Total Loan Growth1 – 2Q21 YoY Total Deposits Non-interest Bearing Deposits Excluding PPP Including PPP Superior Growth and Pricing Source: S&P Global Market Intelligence and company filings. Notes: (1) Loan and deposit growth excludes three peer banks (FHN, HBAN, and PNC) that are impacted by recent acquisitions (2) Cost of funding earning assets represents annualized cost of interest bearing liabilities as a percent of average earning assets

Higher Returns Relative to Risk Risk Adjusted Net Interest Margin (NII less NCO % of AEA) MTB Peer Median Peer Range Source: S&P Global Market Intelligence and company filings See appendix for list of peers

NCO % of Loans Consistent credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantors Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome M&T Credit Philosophy While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses MTB Industry “Great Financial Crisis” 2001 Recession S&L Crisis Peer Range Peer Median Superior Credit Losses Through Multiple Economic Cycles Source: S&P Global Market Intelligence and company filings. Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile.

Best-In-Class Credit NCO Ratios Across All Portfolios Source: S&P Global Market Intelligence and company filings. Note: Range measures the difference between the annual maximum and minimum for M&T and peers. Residential Real Estate Other CRE Other Consumer HELOC Construction C&I MTB Peer Range Peer Median

Superior Credit Performance Relative to Peers and Industry Top 4 Banks Peer Group Source: S&P Global Market Intelligence and FDIC. Sorted by EOP total assets at 6/30/21. Cumulative, 10-, and 5-year averages as of 2020. Calculated as actual NCO ratio divided by expected NCO ratio which is based on FDIC data for commercial banks and loan portfolio composition. 100% ratio implies losses equal to industry average, based on portfolio mix. MTB

Efficient Operator Through the Cycles Operating Efficiency Ratio 2Q 2021 TTM Sources: S&P Global Market Intelligence and company filings See appendix for calculation of operating efficiency ratio and list of peers MTB Peer Range Median

Disciplined return criteria – lending and investments Higher return earning asset mix Moderate dividend payout One of two S&P banks to maintain dividend through the Great Financial Crisis Acquisitions that clearly present value creation History of accretive acquisitions Consistently return excess capital to investors Top quartile returns; best-in-class EPS growth Prudent Stewards of Shareholders’ Capital How we think about capital allocation Results

Meeting Evolving Needs: Talent Is the Greatest Differentiator Seasoned, Skilled, and Stable Digitally forward, locally focused Enhanced team with new skill sets including design engineers and anthropologists to solve problems & deliver solutions Partnerships with Fintechs to innovate and create customer solutions New Capabilities More than 40% of our senior management team is diverse Several diversity recognition programs and initiatives Increasingly Diverse 24-year average tenure for executive management Talent development programs span 4 decades Only 3 CEOs, 4 CFOs, and 2 CCOs in 38 years Delivering for our customers

Delivering Innovative Capabilities… …as Technology Transformation Continues Our Technology transformation is centered around Three Key Dimensions {Talent} Pivoted to mostly insourced technologists Increasing Technology Development Program (TDP) hires Perpetually upskilling and reskilling our technologists Leveraging the Tech Academy to grow local non-traditional talent {Capabilities} •More resilient, more reliable and more productive •Continuous improvement and “progressive renovation” of core systems •Modernized systems across the bank with more distributed capabilities and cloud •Positioning as great partner for Fintechs {Agility} • Agile-at-scale methodology • Customer experience led, agile-built, data-driven •Decomposed each business line/division into its enduring capabilities •Monitor speed, efficiency, quality and customer satisfaction {Talent} {Capabilities} {Agility}

Leveraging The Tech Hub at Seneca One … …And Buffalo’s Burgeoning “Innovation Corridor” Job Creation & Talent Attraction About 1,500 employees will be located in the Tech Hub, with another 500 technologists in close proximity to Innovation Corridor M&T Tech Hub at Seneca One 330,000 square feet of workspace; A collaborative environment focused intensely on developing digital solutions that make a difference in people’s lives Designed For Function & Inspiration The modern layout of the transformed space emphasizes both flexibility & adaptability Fostering Collaboration Designed to attract talent to Western New York; already attracted several high-growth programs, enterprises & civic organizations Spurring Innovation to Advance The Customer Experience Through this digitally-forward, locally-focused approach, insights gathered in its communities will be harnessed inside the Tech Hub to inform solutions that improve the customer experience Tech Skills For The Community The Tech Hub houses the region’s first Tech Academy, which will upskill & reskill employees at M&T & other regional companies and provide technology skills training for the community

HUMAN DIGITAL DIGITAL-ASSISTED Virtual Communication Tools: Digital Appointment Setting, Virtual Conferencing, Live Chat Electronic Signature Personalized MTB.com Advanced Prospect Targeting Money Smart New Wealth Client/Advisor Digital Portal Digitized P2P Payments Money Mentor Dash End-to-end digital product origination Mobile Check Deposits Digital Bill Payments Digital Card Security Controls Consideration Onboarding Servicing Growth Powering Community Banking with Innovation & Digital Capabilities How Customers Shop How Customers Join How Customers Bank How Customers Strive

Our Focus on Customers, Communities and Innovation Pays Dividends Customer Focused Business Support $1.8 billion in community development loans & investments 40 hours of volunteer time to employees yearly $263 million charitable donations to not-for-profits over the past decade Opened tech hub; Launched Tech Academy Co-investments with start-ups Community Investment Highest possible CRA rating from Federal Reserve since 1982 #1 or #2 SBA lender in 8 out of 12 markets One of seven banks nationally to receive a “Standout” rating in Greenwich’s Crisis Response Index 13 Greenwich Excellence & 1 Best Brand Awards in Small Business 9 Greenwich Excellence & 2 Best Brand Awards for Middle Market banking Top Rankings Long lasting relationships Offered mortgage loan relief to >123,000 customers Through the PPP program, funded >59K businesses ($9.9 billion) and supported >850K jobs in our local communities Won 97 Greenwich Excellence awards in Small Business since 2011 Ranked #5 SBA Lender in the country 90% of M&T Small Business customers rated M&T as excellent or above average in overall satisfaction When our customers and communities succeed, we all succeed Note: All data points are for 2020 or through 2020FY, unless noted otherwise.

A Bank for Communities & Making a Difference – Our ESG Commitment $493.3 million funded in renewable energy projects over the past three years $175.4 million investment in renewable energy in 2020 Silver LEED rating on our Baltimore regional headquarters 7% reduction in our total electricity usage Environment $34.9 million awarded in charitable funding $1.3 billion in affordable housing lending Designated as one of the Best Places to Work for LGBTQ+ Equality by the Human Rights Campaign Foundation and one of the Best Places to Work for Disability Inclusion in the 2020 Disability Equality Index Social 85% of Board members were independent 40% of Board members represented diverse groups We are committed to complying with the highest standards of business ethics and integrity Governance At M&T and Wilmington Trust, our purpose has always been to make a difference in people’s lives. Serving all of our stakeholders: customers, employees, communities, vendors and shareholders is just what we do. What’s new is that now we have decided to formalize the disclosure of our efforts into this single report and increase our transparency of those efforts under the umbrella of “ESG.” Note: The above highlights can be found in our inaugural 2020 ESG report. A copy of this report can be found on our website at https://ir.mtb.com/esg-report

A Bank for Communities & Making a Difference – Our ESG Commitment

M&T – A High Performing Community-Focused Bank Top 20 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities

Current Themes & Key Message

Highly Profitable Business Model with Upside Potential from “Dry Powder” Excess Liquidity Excess Capital People’s United Acquisition “Dry Powder” Environmental Challenges Low Rates Supply Chain Disruptions Excess Cash Elevated Capital COVID Uncertainty Excess Credit Reserves Low Utilization Rates Acquisition of like-minded banking franchise anticipated to close in near future Meaningful earnings accretion and capital generation potential to support LT profitability Suspended share repurchases in anticipation of PBCT closing CET1 Ratio 2nd highest in peer group and notably above historical levels Highest level of cash as a % of earnings assets in peer group Evaluating stickiness of elevated deposit inflows and opportunities to deploy excess cash Significantly above CECL Day 1 levels in comparison to peer group The recapture of the excess reserves above Day 1 level could translate into future earnings and could be leveraged for incremental future share repurchases Despite challenging economic environment………. ………Franchise remains highly profitable ROTCE PPNR/RWA 10Y Avg 2021 TTM 15.8% 16.3% 10Y Avg 2021 TTM 2.46% 2.36% (2nd highest in peer group)

Strong Core Profitability Source: S&P Global Market Intelligence and company filings Notes: Excludes 2020 purchases accounting gains for FHN See appendix for operating PPNR calculation. Operating Pre-tax Pre-provision Net Revenue as a % of Risk Weighted Assets – 2021 Q2 TTM

Shared conservative credit culture with credit outperformance over decades Powerful Combination with Peoples United Creates Shareholder Value Equipment finance business expands and diversifies M&T’s portfolio of national businesses Shared community banking purpose and commitment, with deep local presence and strong core deposit funding Scale entry into attractive New England markets similar to M&T’s Strengthens M&T’s top-tier profitability metrics Compact footprint spanning large metro areas from Washington, DC to Boston Potential revenue synergies across multiple business lines provide meaningful upside Consistent business models and cultures facilitates smooth integration + Immediately accretive to tangible book value, with double-digit fully phased-in EPS accretion and 18%+ IRR (As of February 22, 2021 Announcement Date)

Immediately Accretive to Tangible Book Value Strong, Growing EPS Accretion(2) Attractive Returns Robust Capital Levels and Generation Meaningful Cost Synergies Compelling Pro Forma Financial Impact Pro Forma TCE / TA at Close >8% Internal Rate of Return 18%+ Pro Forma CET1 Ratio at Close >10% Additional Annual Capital Generation(3) >$600 million Tangible Book Value Per Share Accretion at Close The only large bank deal accretive to tangible book value since 2018 (1) +0.4% % of 2020 People’s United Expense Base 30% Excluding Impact of Stop & Shop Closures 27% 5 – 6% 10 – 12% 7 – 8% 2022 (85% phased-in cost saves) 2022 (fully phased-in cost saves) 2023 and beyond (As of February 22, 2021 Announcement Date) Notes: (1) Transactions over $1B in deal value since January 1, 2019, excluding mergers of equals. (2) Operating EPS accretion (excluding impact of CDI amortization). (3) Net operating income less dividends after fully phased-in cost savings.

Peoples United Financial Acquisition Update

Key Milestones

Progress to Date	• Filed all key regulatory applications • Joint proxies filed and S-4 declared effective • Received MTB & PBCT Shareholder approvals
Next Steps	• Expect to close transaction in 4Q21 after regulatory approval • Systems conversions planned for 1Q22 • Expect to achieve 85% of planned ~$330 million cost-synergies in 2022 • No meaningful change to outlook for long-term deal benefits



2021
2022
Integration and Execution Continues
February 21
Announcement
March 23
Merger Application Filed
May 25
MTB & PBCT Shareholders Approve Merger
4Q21
Anticipated Close
1Q22
Anticipated Systems Conversion

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M&T Bank Corporation

“Dry Powder” from Above Peer Excess Liquidity Cash and cash equivalents driving excess balance sheet growth Predominately interest-earning deposits with the Federal Reserve, these assets generate negligible interest, negatively impact our NIM, but are relatively neutral from an NII perspective Utilized excess liquidity by: Repurchasing $4 billion in GNMA mortgages Reducing long-term borrowings and time deposits by $2.6 billion and nearly $3 billion, respectively (since 2019) Decreasing brokered MMDA by ~$1 billion YoY and expect a further $825 million decline in the second half of 2021 Source: S&P Global Market Intelligence, and company filings Note: Securities includes trading assets Securities as a % of Total Earning Assets Int-Earning Deposits at Banks and Fed Funds Sold as a % of Total Earning Assets

Meaningful “Dry Powder” and Upside from Higher Rates Benefit from Gradual +100 Basis Points Increase as of June 30, 20211 Strong deposit base, high commercial loan concentration, and elevated liquidity to support above average benefit from higher rates Asset sensitivity near top of peer group with an estimated +7.0% increase in total net interest income in a gradual +100 bps rate environment Our estimate does not include a further $10-$15 million per quarter recapture from currently waived money market mutual fund fees Per the June 30, 2021 10-Q disclosures, PBCT estimates that its net interest income could benefit +8.1% from a +100-basis point instantaneous parallel increase in rates Source: Barclays Investment Research including the +100 assumption for MTB, S&P Global Market Intelligence, and company filings and earnings transcripts Notes: (1) ZION is based on an immediate 100-bp increase in rates while both KEY and USB use a +200-bps scenario

“Dry Powder” from Reserves Above CECL Day 1 Allowance for Loan and Lease Losses as a % of Loans Above CECL Day 1(1) M&T has an above average ALLL build compared to CECL Day 1 levels. As of 6/30/21, the ALLL/loans ratio is 32 bps above the CECL Day 1 level while the peer median is only 15 bps above CECL Day 1 Certain peer’s returns have already significantly benefitted from releases from peak ALLL levels Compared to crisis peaks, peers have reduced the ALLL ratio by 45 bps on average vs. only 16 bps for M&T (2nd lowest in peer group) M&T’s conservative underwriting to support relatively low loss content from nonperforming loans In the event of economic recovery, the recapture of the excess reserves above Day 1 level could translate into future earnings and could be leveraged for incremental future share repurchases Source: S&P Global Market Intelligence and company filings Note: (1) The chart shows the difference in the ALLL ratio for June 30, 2021 minus the CECL Day1 ALLL ratio.

“Dry Powder” from Above Peer Capital Levels CET1 Ratio elevated versus peer group and historical levels Top-quartile CET1 generation (+99 bps) since December 31, 2019 Comfortably covered our dividend through earnings in all quarters of the pandemic Tangible book value per share growth of +12.0% since 2019Q4 (4th in peer group) and +7.4% YoY (3rd) Change in Common Equity Tier 1 Common Ratio since December 31, 2019 – In Basis Points 112 99 69 62 22 108 27 73 62 10 45 76 Source: S&P Global Market Intelligence and company filings CET1 Ratio as of June 30, 2021

Q3 2021 | Appendix

Strong Financial Results in Recent Years Notes: (1) The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). (2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets. (3) Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances for 2017 and 2019. Average RWA is calculated using the average of year end balances for 2012-2016. (4) For periods prior to 2016, reflects Tier 1 Common ratios under Basel I standards.

Stable Adjusted Net Interest Margin Trends Net Interest Income 0 Net Interest Margin Notes: (1) The impact to NIM from excess cash balances is calculated by comparing the sum of Federal funds sold and agreements to resell securities, interest earnings deposits at banks and trading assets at the end of each quarter to the sum at December 31, 2019. Given the low rate environment these interest-earning cash balances had a negligible impact on NII. (2) Adjusted NII and NIM excludes the impact from PPP, excess cash and cash flow hedges. In addition to low rates, excess cash1 balances, PPP, and swaps have been the main drivers of NIM volatility during the crisis Adjusted2 NIM has been fairly stable over the last four quarters Excess cash1 had a negative 51 bps impact on NIM in 2Q but only a modest impact to NII ~2-3 bps of NIM drag from $1 billion in excess cash Recent declines in reported net interest income have been driven by lower swap income and volatility in PPP income Adjusted2 net interest income has been fairly stable over the last three quarters The swap benefit is expected to decline by about $10 million in 3Q21 The decline in the swap benefit has been reflected in accretion assumptions/economics related to the pending People’s United merger

Residential Mortgage Trends Mortgage Banking Revenues – A Steady Contributor to Fee Income While M&T has benefitted from a favorable residential origination environment, more than half of our mortgage revenue is comprised of fees from servicing residential and commercial loans for others The diversity of our mortgage revenue serves as a natural hedge in different environments and reduces the volatility often associated with residential GOS fees For the 2Q21 TTM period, residential GOS accounted for only 35% of total mortgage banking revenues Commercial fees a solid contributor to mortgage revenue Total Mortgage Fee Mix – 2021 Q2 TTM Highlights Commercial: 26% Residential: 74%

Pass Total Loan Portfolio and Criticized Loan Mix – June 30, 2021 Total criticized loans of $9.7 billion represent 10% of total loans Criticized loans are well secured (CRE constitute 82% of total) and about 1/3 in NYC COVID impacted industries-Hotel, health facilities and retail CRE account for 64% of total criticized loans Criticized includes $1.6 billion in nonaccrual loans of which 38 loans make up 75% the total dollars 81% of classified IRE exposure has updated appraisals in 2020/2021 Low loss content expected as overall weighted-average loan-to-stabilized value (LTV) ratio of 58% (at 6/30/21); LTVs generally ranged between 55% to 65%. C&I (Loans in $ Billions and ALLL in $ millions) Criticized Loans Non-Accrual Accruing C&I CRE RRE Consumer (% of total) (Category ALLL as % of Category loans) RRE Consumer InvestorCRE Owner Occ. CRE CRE - Criticized C&I - Criticized Note: Numbers may not foot due to rounding

Commercial Real Estate Performance

Total Investor CRE (Permanent & Construction) as of June 30, 2021

Total CRE



$30.2B
25%
75%
Criticized
Other

CRE by Property Type ($B)



Criticized
Other
$3.7
$0.6
$3.1
$4.2
$2.7
$1.4
$5.2
$4.0
$1.2
$5.1
$4.1
$1.0
$8.0
$7.6
$0.4
$4.1
$3.8
$0.3
Hotel
Health facilities
Retail / Service
Office
Multifamily
Other

COVID Impacted Property Types

Property Type	
Hotel	• Exposure diversified geographically; NYC (15%), Massachusetts (12%), N.J. (9%) all other <=6% • Revpar still below pre-pandemic levels, but up y/y (3x in Boston, 2x in NYC & NJ) • 80% of exposures have been reappraised in 2020/2021; 99% of nonaccrual have been reappraised. Pre-Covid stabilized values to “as is” values have fallen by 17% on average to weighted average LTV of 58%
Health Facilities	• Exposure diversified geographically; Long Island & Greater Washington (8%) all other <=6% • Weighted average LTV at origination 56%
Retail	• Exposure diversified geographically; NYC (24%), DE/Eastern MD (6%) all other <=5% • Manhattan rent collections nearly doubled since 2Q20/3Q20 to ~70% YTD from 35%-40% • Weighted average LTV at origination 57%

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M&T Bank Corporation

Reconciliation of GAAP and Non-GAAP Measures Notes: *Net of tax Numbers may not foot due to rounding

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation